Exhibit 99.01

JOINT VENTURE AGREEMENT

THIS JOINT VENTURE AGREEMENT (the “Agreement) is made as of the 22nd day of October2018, by and between MJ Biotech, Inc., 109 East 17th Street, Suite 80, Cheyenne, WY, represented by Maxine Pierson, CEO (hereinafter “MJBIOTECH”), and _____________________________________________         _____    Sofia, Bulgaria, represented by ______________________________________(hereinafter ___________ MJBIOTECH and ______________are together referred to as “the Parties” and individually as a “party”.

WHEREAS MJBIOTECH is engaged in the business of the emerging Biosciences and Nutraceuticals;

WHEREAS _____________is engaged in the business of exportation of various Beverage Products from Bulgaria;

WHEREAS the Parties believe that there are mutual benefits to be achieved by working together and have agreed to establish a collaborative Alliance in the field of Marketing and Selling of Beverage Products and Opportunity (collectively “Products”) to the markets in the countries of the United States of America, Canada, United Kingdom, China, India, Japan, South Korea, Macau, Singapore, Thailand, Philippines, Malaysia and Australia (collectively “Territory”).

NOW THEREFORE BE IT RESOLVED, in consideration of the mutual covenants, promises, warranties and other good and valuable consideration set forth herein, the Parties agree as follows:

1.Objectives and Key Principles

1.1The Parties agree to establish a collaborative Alliance (the “Alliance”) whose primary objectives are:

1.1.1To explore various synergies which may be obtained by working together, particularly in the field of Marketing and Selling Beverage Products;

1.1.2To undertake joint research Projects as may be agreed from time to time and to consider the joint commercial application of any new technology or products resulting from their joint research.

1.1.3Generally, to explore commercial arrangements and opportunities that will be for the mutual benefits of both Parties.

1.2Each party acknowledges that the success of the Alliance will require cooperative working relationship established upon good communication and team working between the Parties at all levels.

1.3The Parties confirm their intention to establish and develop the Alliance in accordance with the principles set out in this Agreement with a view to achieving the success of the Alliance in their mutual best interests.

2.Management Committee

2.1The Parties shall establish a committee (“Management Committee”) responsible for overall organization, direction and management of the Alliance. The role of the Management Committee shall primarily be:

2.1.1 To give strategic and operational direction to the Alliance;

2.1.2 To approve particular Projects to be carried out through the Alliance, including any funding commitments of the Parties for those approved Projects;

2.1.3 To develop targets and milestones in order that progress of the Alliance can be measured;

2.1.4 To identify resources required to support the Alliance and agree the responsibilities of each party to provide these resources;

2.1.5 To ensure that communications between the Parties are maintained actively and in a coordinated manner;

2.1.6 To provide a forum in which any problems can be addressed constructively and resolved.

2.2Each party shall appoint two (2) representatives to be members of the Management Committee (and shall consult with the other party before any such appointment or any change in representation). Each member shall have one vote. Decisions shall be made by simple majority vote (provided that at least one (1) representative of each party is included in that majority vote).

2.3 The first members of the Management Committee shall be: Maxine Pierson, and Dr. Christopher D. Krause, appointed by MJBIOTECH, and_______________________________ _______________________appointed by______________.

2.3The Chairman of the Management Committee shall be Maxine Pierson of MJBIOTECH. The Chairman shall have one vote.

2.4The Management Committee shall meet regularly (either by telephone, by video conference or in person) and, unless otherwise agreed, not less than quarterly. Unless otherwise agreed, the venue (if the meeting is in person) shall alternate between the Parties. Communication on a regular shall be encouraged between the members of the Management Committee.

2.5Any decision made by the Management Committee in relation to the Alliance shall be binding and, where requiring action by the Parties, shall be carried into effect by the Parties. A failure by a party to comply shall be a breach of this Agreement.

3.Contribution of the Parties

3.1It is intended that each party shall contribute particular knowledge, skills or services to assist the establishment and success of the Alliance. The general responsibilities of each party are set in this Article 3.

3.2 The general contribution of MJBIOTECH towards the Alliance shall be:

3.2.1To provide during the term of this Agreement at least $ 500,000 in working capital for the specific purpose of the purchase, marketing and promotion of beverage products;

3.3The general contribution of ______________ towards the Alliance shall be:

3.3.1    To provide the Alliance, on an exclusive basis, the continuous supply of___________ __________________________________________________________________________________________for sale and marketing by the Alliance during the term of this Agreement.

3.4Each party shall use all reasonable efforts to provide its contribution to promote the success of the Alliance. The Alliance will, however, be built on trust between the Parties and neither party shall (unless otherwise specified in this contract) have any legal liability to the other in respect of the standard, adequacy or performance of its contribution.

4.Alliance Costs

4.1For the purpose of this Paragraph, the Parties agree to draft the Alliance Plan which shall be annexed to this Agreement. The Alliance Plan shall detail the Annual Budget for the Alliance approved by the Management Committee, and the establishment of a Joint Account(s) in the joint names of the Parties, relating to the operations of the Alliance and to be administered by MJBIOTECH.

4.2Full and proper books of accounts and records relating to the Alliance shall be kept in accordance with standard accounting practice under the supervision of the Management Committee. These books and records shall be available at all times for inspection by each party or its duly authorized representative.

4.3An audit of the Joint Account shall be undertaken every 12 months (or such other period considered appropriate by the Management Committee) by an independent auditor and a report, in a form to be established by the Management Committee, shall be prepared and submitted to each of the Parties. The audit fee shall be paid out of the funds authorized by the Budget.

4.4If there are any surplus funds in the Joint Account on termination of the Alliance (all outstanding fees, costs and expenses of the Alliance having been met), the surplus or balance shall be distributed among the Parties pro rata in accordance with the provisions of Paragraph 5 below.

5.Allocations of Risks and Rewards

5.1Commencing on the date hereof and ending on the termination of the business of the Alliance, all profits, dividend distributions, capital calls and allocation of losses (including special tax allocations, if permissible) shall be allocated from time to time by the Management Committee as follows:

-MJBIOTECH………… Fifty Percent (50%)

-_______________ Fifty Percent (50%)

6.Intellectual Property Rights (IPR)

6.1Fort the purpose of this Paragraph:

-“Background IPR” means an existing know-how and other Intellectual Property of a party relevant to the Project and available to be disclosed and used for the purposes of the Alliance.

-“Intellectual Property” means any patent, copyright, design right or other Intellectual Property protection including rights in any secret process, technical know-how or other confidential information (together with any application of such protection).

-“Project” means a particular Project approved by the Management Committee and to be carried out through the Alliance.

-“Project IPR” means any specific technical know-how, confidential information or other Intellectual Property developed pursuant to the Alliance.

-“Project Trademarks” means any trademarks or names used primarily for the Alliance or any products or services developed under the Alliance; and

-“Territory” means the United States of America, Canada, United Kingdom, China, India, Japan, South Korea, Macau, Singapore, Thailand, Philippines, Malaysia and Australia.

6.2 Under arrangements to be coordinated by the Management Committee, each party shall disclose to the other party such of its Background IPR as is necessary or desirable in order to enable the Project to be carried of effectively. Disclosure shall, if appropriate, include reasonable arrangements for the instruction of suitably qualified staff of the other party in the use and application of that Background IPR.

6.3All Background IPR originating from a particular party shall remain the exclusive property of that party. The other party shall not use or disclose any such Background IPR except for the specific purpose of the Alliance or as expressly permitted by the Management Committee.

6.4Each party warrants to the other party that, so far as it is aware, the use of its Background IPR in accordance with this Agreement will not infringe any Intellectual Property rights of any third party. A party gives no other warranty or representation of any kind to any other party in relation to its Background IPR (including, but not limited to, its suitability for any particular use or application).

6.5All Project IPR shall, unless otherwise agreed between them, belong to the Parties equally as joint owners. Each party shall, if requested by the other party, enter into such assignment or other formal documentation as may be necessary or desirable to record that joint ownership.

6.6During the term of this Agreement, the procedure for obtaining initial registered Intellectual Property rights in respect of any Project IPR shall be implemented by the Project manager acting at the direction of the Management Committee. The costs of applying for any such initial protection (including the costs of first filing) shall be met from the Joint Account. Any subsequent decision to proceed with registered protection shall be for the Management Committee.

6.7In the event of any alleged infringement by a third party of any Project IPR or any Project IPR allegedly infringing any Intellectual Property rights of a third party, the Management Committee shall meet to decide the best course of action and the Parties shall thereafter be bound to take steps to implement that action

6.8Each party shall adopt such confidentiality procedures as may be reasonably necessary or prudent in accordance with good industry practice (including obtaining confidentiality undertakings from key employees) to ensure the safe custody of any materials forming part of the Project IPR or of the other party’s Background IPR.

6.9Except as specifically agreed in writing between the Parties, neither party shall use any trademarks or trade names of the other party in the course of its business or in any form of publicity relating to the Alliance.

6.10If the party wishes “to go to market” or otherwise exploit commercially any product, service or technology substantially derived from work under the Alliance, it shall notify the other party and discussions in good faith shall take place between the Parties regarding arrangements for use of any Project IPR or Project Trademarks. Unless otherwise agreed:

6.10.1Each party shall be entitled to use in the course of its own business any general non-confidential know-how developed during the Alliance;

6.10.2Ant commercial marketing or exploitation of Project IPR (or the use of any Project Trademarks) shall require the prior consent of both parties.

The provisions of this Paragraph 6.10 shall survive any termination of this Agreement.

7.Preferred Supplier/Distributor

7.1It is anticipated that MJBIOTECH’s business, if it develops in the field of alcoholic beverages, will create a need for specific products. Any decision to develop that business shall be solely for MJBIOTECH. If MJBIOTECH does develop this business, it is agreed that DRINKS24 shall become a “preferred supplier” to MJBIOTECH for such specific products and have first opportunity to supply them to MJBIOTECH subject to price, specification, quality and delivery times being agreed and no less favourable than any other potential comparable suppliers.

7.2If MJBIOTECH decides to distribute such specific products internationally, the Parties shall negotiate in good faith for the appointment of ____________as an exclusive distributor in European Union countries and United Kingdom for an initial period of five (5) years (renewable by agreement) on commercial terms to be agreed in a separate distributorship contract.

8.Confidentiality and Announcements

8.1Each party shall use all reasonable efforts to keep confidential all commercial and technical information that it may acquire in relation to the customers, business or affairs of the other party. No party shall use or disclose any such information except with prior consent of the other party. This restriction shall not apply to any information:

8.1.1Which is or become publicly available through no default of that party;

8.1.2Is already in that party’s possession without any obligation of confidentiality;

8.1.3To the extent that is required to be disclosed by law or by the rules of any recognized stock exchange or regulatory body.

8.2Each party shall use all reasonable efforts to ensure that its employees, agents and any affiliates observe these confidentiality obligations.

8.3No announcement in connection with the Alliance or this Agreement shall be made by either party without the prior approval of the other party (such approval not to be unreasonably withheld or delayed) except as may be required by law or by any stock exchange or by any governmental authority.

8.4The provisions of this Paragraph 8 shall survive any termination of this Agreement.

9.Restrictions on the Parties

9.1It is the intention of the Parties to work closely and collaboratively with each other in developing the Alliance. Therefore, during the term of this Agreement:

9.1.1MJBIOTECH shall not enter into a similar Alliance with any other party for operations in the field of marketing and selling of beverage products or (directly or indirectly) carry on business in the field of marketing and selling of beverage products in manner competitive with DRINKS24 within the Territory;

9.1.2DRINKS24 shall not enter into a similar Alliance with any other party for operations in the field of marketing and selling beverage products or (directly or indirectly) carry on business in the field of marketing and selling of beverage products in manner competitive with MJBIOTECH within the Territory.

9.2Neither party shall, outside of the Alliance, carry on (whether on its own or with any third party) any research Project that is directly competitive with any research Project being carried out by the Alliance.

9.3During the period of the Alliance and for one (1) year after its termination neither party shall attempt to employ or entice away any employee of the other party engaged in any material or technical capacity in relation to the operations of the Alliance.

10.Liability

10.1It is contemplated that during the Alliance each party (and its employees and representatives) may provide recommendations and advice to the other as part of the relationship between the Parties. Both Parties acknowledge that any such recommendations and advice are given freely and without any warranties or liability. Neither party shall have any claim, liability or cause of action against the other party in respect of any such recommendation or advice given during the Alliance.

10.2Neither party shall have any responsibility for any liabilities arising in the course of the other party’s business.

10.3Sections 10.1 and 10.2 are subject to any specific terms agreed in any technical assistance contract, Project contract or other contract between the parties regarding liability for the supply of information or other technical assistance.

11.Duration and Termination

11.1The Alliance shall commence on the date of this Agreement. It shall continue for a period of five (5) years subject to termination in accordance with this Paragraph 11. Any renewal or extension of that period shall require joint agreement between Parties. Each Party nevertheless recognizes that it is vital for the success of the Alliance to maintain flexibility and to respond to changing circumstances and practical experience. Each party will consider in good faith any proposals put forward by the other party for the development of the Alliances.

11.2The Alliance may be terminated by agreement between the Parties at any time.

11.3Either party may give not less than ninety (90) days written notice at any time to terminate the Alliance, provided that no such notice shall be give prior to two (2) years after commencement.

11.4Either party shall have the right to terminate the Alliance if any of the following events shall occur in relation to the other party (the “Defaulting Party”):

11.4.1If the Defaulting Party commits a material breach of this Agreement (or any other agreement between the Parties entered into pursuant to this Agreement) and fails to remedy the breach within 45 days after being given notice by the other party to do so (and such notice specifies that the notifying party intends to exercise its rights of termination under this Paragraph); or

11.4.2If a filing is presented or an order is made for the appointment of an administrator, receiver, manager, or similar officer in bankruptcy over any substantial part of the Defaulting Party’s assets or business (and such filing or order is not discharged within 30 days).

11.5A party shall have the right to terminate the Alliance by giving 45 days’ notice if a third party acquires a controlling interest in the other party (and, for this purpose, a “controlling interest” means (i) the ownership or control (directly or indirectly) of more than 50% of the voting capital of that other party or (ii) the right to appoint or remove a majority of the directors of that party).

11.6In the event of termination:

11.6.1The Parties shall consult and use all reasonable efforts to agree an orderly program for winding up the activities of the Alliance;

11.6.2The terms of this Agreement and (unless the Parties otherwise agree) the terms of any technical assistance contract and/or Project contract shall automatically terminate except that:

(a)The provisions of Paragraph 8 (Confidentiality and Announcements), 9 (Liability) and 19 (Dispute resolution procedure) shall continue together with any other provisions specified in this Agreement or any Project contract or technical assistance contract as surviving termination;

(b)Each party shall remain liable for any breach of its obligations prior to termination.

12.Force Majeure

12.1“Force Majeure” means war, emergency, accident, fire, earthquake, flood, storm, industrial strike or other impediment which the affected party proves was beyond its control and which it could not reasonably be expected to have taken into account at the time of the conclusion of this Agreement, or to have avoided or overcome it or its consequences.

12.2A party affected by “force majeure” shall not be deemed to be in breach of this Agreement, or otherwise be liable to the other, by reason of any delay in performance, or the non-performance, of any of its obligations under this Agreement to the extent that the delay or non-performance is due to any force majeure of which it has notified the party in accordance with Paragraph 12.3. The time for performance of that obligation shall be extended accordingly, subject to Paragraph 12.4

12.3If any force majeure occurs in relation to either party which affects or is likely to affect the performance of any of its obligations under this contract, it shall within a reasonable time notify the other party as to the nature of the circumstances in question and their effect on its ability to perform.

12.4If the performance by either party of any of its obligations under this Agreement is prevented or delayed by force majeure for a continuous period in excess of three (3) months, the other party shall be entitled to terminate this Agreement by giving written notice to the Party affected by the force majeure.

13.Change of Circumstance (hardship)

13.1Where the performance of this Agreement becomes more onerous for one of the Parties, that party is nevertheless bound to perform its obligations subject to the following provisions on change of circumstances (Hardship).

13.2If, however, after the time of conclusion of this Agreement, events occur which have not been contemplated by the Parties and which fundamentally alter the equilibrium of the present Agreement, thereby placing an excessive burden on one of the Parties in the performance of its contractual obligations (Hardship), that party shall be entitled to request revision of this Agreement provided that:

13.2.1The events could not be reasonably have been taken into account by the affected party at the time of conclusion of this Agreement;

13.2.2The events are beyond the control of the affected party; and

13.2.3The risk of the events o\is not one which, according to this Agreement, the party affected should be required to bear.

13.3Each party shall in good faith consider any proposed revision seriously put forward by the other party in the interest of the relationship between the Parties. No revision shall, however, be effective unless agreed by both Parties in accordance with Paragraph ____.

14.No Partnership or Agency

14.1Nothing in this Agreement shall (i) be deemed to constitute a partnership in law between the Parties, (ii) constitute either party the agent of the other for any purpose or (iii) entitle either party to commit or bind the other (or any member of its respective group) in any manner.

15.Assignment and Subcontracting.

15.1This Agreement is personal to the Parties and neither party shall without the prior written approval of the other:

15.1.1Assign, mortgage, charge or otherwise transfer or deal in, or create any trust over, any of its rights; or

15.1.2Subcontract or otherwise delegate the whole or any part of its rights or obligations under this Agreement to another person.

16.Notices

16.1Any notice under this contract shall be in writing (which may include e-mail) and may be served by leaving it or sending it to the address of the other party specified in Paragraph 16.2 below, in a manner that ensures receipt of the notice can be proved.

16.2For the purpose of Paragraph 16.1, notification details are the following, unless other details have been duly notified in accordance with this Paragraph:

16.2.1MJ BIOTECH, INC., 109 East 17th Street, Suite 80, Cheyenne, WY, USA

16.2.2_________________________________________________________Sofia, Bulgaria

17.Entire Agreement

17.1This Agreement sets out the entire agreement between the Parties with respect to Alliance. Neither party has entered into this Agreement in reliance upon any representation, warranty or undertaking of the other party that is not expressly set out or referred to in this Agreement. This Agreement supersedes any previous agreement or understanding relating to its subject matter.

17.2This Agreement may not be varied except by agreement of the Parties in writing (which may include e-mail).

18.Effect of Invalid or Unenforceable Provisions

18.1If any provisions of this Agreement is held by any court or other competent authority to be invalid or unenforceable in whole or in part, this Agreement shall continue to be valid as to its other provisions and the remainder of the affected provision, unless it can be concluded from the circumstances that (in the absence of the provision found to be null and void) the Parties would not have concluded this Agreement. The Parties shall use all reasonable efforts to replace all provisions found to be null and void by provisions that are valid under the applicable law and come closest to their original intention.

19.Dispute Resolution Procedure

19.1If a dispute arises out of this Agreement, the Parties shall seek to resolve it on an amicable basis. They shall consider the appointment of a mediator to assist in that resolution. No party shall commence legal or arbitration proceedings unless 30 days’ notice in writing has been given to the other party.

19.2Any dispute, controversy or claim arising out of or relating to this Agreement (including its conclusion, interpretation, performance, breach, termination or invalidity) shall be settled under the rules of American Arbitration Association by an Arbitrator appointed in accordance with the said rules. The place of arbitration shall be West Palm Beach, Florida, USA. The language of the arbitration shall be English.

20.Applicable Law

20.1This Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of Florida, without regard to conflicts of law principles.

21.Miscellaneous Provisions

21.1This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

21.2 The headings for section herein are for convenience only and shall not affect the meaning of the provisions of this Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed the day and year first above written.

MJ BIOTECH, INC. /s/ Maxine Pierson Signature Maxine Pierson CEO	______________________ ____________________________ Signature ________________________ _______________________

ADDENDUM TO JOINT VENTURE AGREEMENT

THIS ADDENDUM, effective the date is executed by both of the Parties hereto, is hereby considered as an integral part of the Joint Venture Agreement by and between MJ Biotech, Inc., 109 Ease 17th Street, Suite 80, Cheyenne, WY, represented by Maxine Pierson, CEO (hereinafter

“MJBIOTECH”), and Drinks 24 Ltd., Commercial Center, Str. Kishinev 1, Office 12, 1401 Sofia, Bulgaria, represented by_____________________________________, MJBIOTECH and ________are together referred to as “the Parties” and individually as a “party”.

NOW, THEREFORE, the Parties hereto agree as follows:

In order to avoid any future misunderstanding the Parties agree that:

(i)     For ____________the term Territory shall mean the territory of the Unites States of America, Canada and Mexico, together with other territories as may be added in the future by mutual agreement between Parties;

(ii)     For ________________Water the term Territory shall mean the territory of the Unites States

Of America, Canada, Mexico, Central America, South America, United Arab Emirates, Bahrain, China, India, Japan, South Korea, Macau, Singapore, Thailand, Philippines, Malaysia, Australia, together with other territories as may be added in the future by mutual agreement between Parties.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed the day and year first above written,

MJ BIOTECH, INC.   __________________________

/s/ Maxine Pierson_________________    ______________________________________

Signature    Signature

________________________________    _____________________________________

Maxine Pierson    ________________________

________________________________       ______________________________________

CEO                   ______________________

Date: 10/22/2018_     Date:22/10/2018_